Exhibit 10.4

LOCK-UP AGREEMENT
(Skyline Builders Group Holding Ltd.)

This Lock-Up Agreement (this “Agreement”) is made and entered into as of August 29, 2025, by the undersigned (“Holder”) in connection with the proposed private placement offering (the “Offering”) by Skyline Builders Group Holding Ltd., an exempted company with limited liability incorporated in the Cayman Islands (the “Company”), of its Class A Ordinary Shares, par value $0.00001 per share (the “Ordinary Shares”), prefunded warrants to purchase Ordinary Shares of the Company (the “Prefunded Warrants”), Class A Ordinary Share Purchase Warrant A’s to purchase Ordinary Shares of the Company (the “A Warrants”) and Class A Ordinary Share Purchase Warrant B’s to purchase Ordinary Shares of the Company (the “B Warrants” and together with the A Warrants, the “Warrants”), pursuant to that certain Securities Purchase Agreement dated as of August 27, 2025 (the “Purchase Agreement”) by and among the Company and the purchasers named therein, and in accordance with the Placement Agency Agreement dated as of August 27, 2025 (the “Placement Agency Agreement”), by and between the Company and Revere Securities LLC Dominari Securities LLC and Pacific Century Securities, LLC (collectively the “Placement Agents” and each a “Placement Agent”).

As a condition to the Placement Agents’ obligation to proceed with the Offering and pursuant to Section 1(e) of the Placement Agency Agreement, the undersigned hereby agrees as follows:

1.	Lock-Up Restrictions. Subject to the exceptions set forth in Section 2 below, during the period beginning on the date hereof and for a period of one hundred eighty (180) days after the later of the Closing Date or effectiveness of the Registration Statement (as defined in the Placement Agency Agreement) (the “Lock-Up Period”), the Holder shall not, without the prior written consent of the lead Placement Agent, directly or indirectly:

a)	Offer, pledge, sell, contract to sell, grant any option to purchase, lend, or otherwise transfer or dispose of any equity securities of the Company or any securities convertible into or exercisable or exchangeable for equity securities of the Company beneficially owned (as such term is used in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the Holder, or

b)	Enter into any swap, hedge, or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described above is to be settled by delivery of Company securities, in cash, or otherwise.

2.	Permitted Transfers and Exceptions. The foregoing restrictions shall not apply to:

a)	Transfers as a bona fide gift or gifts;

b)	Transfers to any immediate family member or to a trust for the direct or indirect benefit of the Holder or the Holder’s immediate family;

c)	Transfers by will, intestacy, or pursuant to the laws of descent and distribution;

d)	Transfers to any corporation, partnership, limited liability company, or other entity, all of the beneficial ownership interests of which are held by the Holder or the Holder’s immediate family;

e)	Transfers to a nominee or custodian for the benefit of the Holder or an immediate family member of the Holder;

f)	If the Holder is a trust, transfers to any beneficiary of the trust or to the estate of any such beneficiary;

g)	Transactions relating to Company securities acquired in open market transactions after the completion of the Offering; or

h)	The establishment of any Rule 10b5-1 trading plan, provided that no sales occur under such plan during the Lock-Up Period.

Provided, that in each case (other than clause (g)), (i) such transfer does not involve a disposition for value, and (ii) the transferee agrees in writing to be bound by the terms of this Agreement prior to such transfer.

3.	Miscellaneous.

a)	This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to the conflicts of law principles thereof.

b)	This Agreement may be executed in counterparts and delivered by facsimile or email (including .pdf), each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

c)	This Agreement shall be binding upon the undersigned and his/her successors, heirs, representatives, and permitted assigns.

[SIGNATURE PAGE TO FOLLOW]

[SIGNATURE PAGE TO THE LOCK-UP AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Signature: ____________________________
Name of Holder: Mr. Ngo Chiu LAM
Title/Position (if applicable): Chief Executive Officer

[SIGNATURE PAGE TO THE LOCK-UP AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Signature: ____________________________
Name of Holder: Mr. Chun Man LO
Title/Position (if applicable): Chief Financial Officer

[SIGNATURE PAGE TO THE LOCK-UP AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Signature: ____________________________
Name of Holder: Mr. Chun Kit YU
Title/Position (if applicable): Independent Director

[SIGNATURE PAGE TO THE LOCK-UP AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Signature: ____________________________
Name of Holder: Ms. Hiu Wah LI
Title/Position (if applicable): Independent Director

[SIGNATURE PAGE TO THE LOCK-UP AGREEMENT]

IN WITNESS WHEREOF, the undersigned has executed this Lock-Up Agreement as of the date first written above.

Signature: ____________________________
Name of Holder: Mr. Ho Wa CHA
Title/Position (if applicable): Independent Director

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